[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

March 6, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kemper Investors Life Insurance Company ("KILICO") and
          KILICO Variable Annuity Separate Account
          ("Variable Annuity Separate Account")
          File No. 811-3199

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent annual report of the Variable Annuity Separate Account referenced above for the Kemper Passport Variable Annuity product ("Passport"). The annual report consists of a front and back cover binding the most recent annual report of the mutual fund subaccount options available through the Variable Annuity Separate Account for Passport. Because the most recent annual report of the fund has been filed with the SEC by its Investment Manager/Adviser, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual report of the underlying fund set forth below.

    The Variable Annuity Separate Account for Passport includes the underlying fund option as follows:

     Kemper Variable Series (File No. 811-5002)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas
Assistant General Counsel

                                                         ANNUAL REPORT TO
                                                SHAREHOLDERS FOR THE YEAR
                                                  ENDED DECEMBER 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



ANNUAL REPORT
For Contract Holders of Kemper Passport
*   Kemper Variable Series


                                                 [KEMPER ANNUITIES LOGO]

This annual report must be preceded or accompanied by the current prospectus.

Kemper Passport is a variable and market value-adjusted deferred annuity (policy form series L-1600) issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.




INVESTMENT MANAGER:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza  Chicago, IL  60606
(Tel) 800-778-1482


Printed on recycled paper.
PAS2-2 (2/29/00)   1105480
Printed in the U.S.A.                           [KEMPER ANNUITIES LOGO]
                         Long-term investing in a short-term world (SM)